EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of July, 2004.

WITNESS:

/s/ Michelle A. Bridges	/s/ Earnest W. Deavenport, Jr.
Earnest W. Deavenport, Jr.

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of July, 2004.

WITNESS:

/s/ Michelle A. Bridges	/s/ Martha R. Ingram
Martha R. Ingram

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 2004.

WITNESS:

/s/ Sue Bolden	/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of July, 2004.

WITNESS:

/s/ Michelle A. Bridges	/s/ James R. Malone
James R. Malone

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of July, 2004.

WITNESS:

/s/ Michelle A. Bridges	/s/ Charles D. McCrary
Charles D. McCrary

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 2004.

WITNESS:

/s/ Karen H. Anderson	/s/ Claude B. Nielsen
Claude B. Nielsen

EXHIBIT 24

DIRECTOR’S AND/OR OFFICER’S

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation (“Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder or Carl L. Gorday, and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of (i) 15,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation 1996 Long Term Incentive Compensation Plan (Form S-8); (ii) 500,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Stock Option Plan for Outside Directors (Form S-8); and (iii) 1,000,000 shares of Company Common Stock to be offered pursuant to the AmSouth Bancorporation Employee Stock Purchase Plan (Form S-8) and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statements and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 2004.

WITNESS:

/s/ Christine W. Johnson	/s/ Cleophus Thomas, Jr.
Cleophus Thomas, Jr.